Exhibit 10.9(b)

ACT OF SALE AND ASSIGNMENT OF LEASES	*	UNITED STATES OF AMERICA

	*	ORIG 498 BNDL 10436
*
BY: DAG MANAGEMENT, INC.	*	STATE OF TEXAS
*
TO : JAZZ ENTERPRISES, INC.	*	COUNTY OF HARRIS
     BE IT KNOWN, that on this 2nd day of September, 1993;
     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified, in and for the County and State aforesaid, and in the presence of the witnesses hereinafter named and undersigned:
     PERSONALLY CAME AND APPEARED:
DAG MANAGEMENT, INC., a Colorado corporation (Tax Payer Identification No. 84-0835089), having its principal place of business at 633 Seventeenth Street, Suite 1600 - North Tower, Denver, Colorado 80202 (hereinafter “Seller”) (which corporation was formerly known as FIMSA, Inc., having changed its name to DAG Management, Inc. as reflected in that Certificate of Amendment dated June 30, 1992, issued for change of corporate name by the State of Colorado), represented herein by and through Nathan E. Baker, its Vice President, duly authorized pursuant to a resolution of the Board of Directors, a certified copy of which is annexed hereto as Exhibit “A”;
UNITED STATES OF AMERICA
STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE
     BE IT KNOWN, that on this 8th day of September, 1993;
     BEFORE HE, the undersigned Notary Public, duly commissioned and qualified, in and for the Parish and State aforesaid, and in the presence of the witnesses hereinafter named and undersigned:
     PERSONALLY CAME AND APPEARED
JAZZ Enterprises, Inc., a Louisiana corporation, (Tax Payer identification number is 72-1214771 having its principal place of business at 100 France Street, Baton Rouge, Louisiana 70802 (hereinafter “Purchaser”), represented herein by Mark R. Bradley, its Vice President, duly authorized pursuant to a resolution of the Board of Directors, a certified copy of which is annexed hereto as Exhibit “B”;

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who declared that Seller does by these presents, grant, bargain, sell, convey, transfer, assign, set over, abandon and deliver, with no warranty whatsoever, not even for the return of the purchase price, except for Seller’s own acts and deeds with respect to the title, but with full substitution and subrogation in and to all the rights and actions of warranty which it has or may have against all preceding owners and vendors unto Purchaser here present, accepting and purchasing for itself, its heirs and assigns, and acknowledging due delivery and possession thereof, all and singular of the land (the “Land”), and the right, title and interest of Seller in and to the leases (the “Leases”) described on Exhibit “C” hereunto, together with the buildings and improvements situated on the Land and all fixtures and other property owned by Seller attached thereto (collectively, the “Property”). The Purchaser acknowledges the possession and delivery of the Property and assumes and binds itself to perform all of the terms, conditions and obligations of the lessee under each of the Leases to the same extent as though Purchaser had executed the Leases as lessee thereunder.
     TO HAVE AND TO HOLD THE ABOVE DESCRIBED PROPERTY UNTO PURCHASER, ITS SUCCESSORS AND ASSIGNS FOREVER.
     This sale and assignment is made and accepted for and in consideration of the price and sum of EIGHT HUNDRED AND FIFTY-TWO THOUSAND AND NO/100 DOLLARS ($852,000.00) cash, which Purchaser has well and truly paid to Seller, who hereby acknowledges the sufficiency and receipt thereof and grants Purchaser full acquittance and discharge thereof.
     This sale and assignment is made without any warranty whatsoever, and Purchaser hereby acknowledges and confirms as follows:
     1. The sale, transfer, and conveyance in this Act of Sale and Assignment of Leases “Act of Sale”) of all of Seller’s right, title and interest in the Property is made without any warranty of any nature, kind, or character whatsoever, either express or implied, including, without limitation any warranty as to (i) title to the property, except for Seller’s own acts and deeds with

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respect to the title, (ii) the zoning of the Property, (iii) the condition of the Property, (iv) peaceable possession of the Property, (v) the Property’s freedom from either latent or apparent defects, (vi) the Property’s fitness for any particular use or purpose, (vii) vices or defects in the Property, including all improvements located thereon, (viii) the Property’s income potential or operating expenses, (ix) environmental matters of any kind or nature whatsoever relating to the Property, and (x) any other matter or matters relating to the Property.
     2. As a material and integral consideration for the execution of this Act of Sale by Seller, Purchaser waives and releases Seller from any and all claims and causes of action that Purchaser may have or hereafter may be otherwise entitled to, based on (i) title to the Property, except for Seller’s own acts and deeds with respect to title, (ii) the zoning or the Property, (iii) the condition of the Property (iv) peaceable possession of the Property, (v) the Property’s freedom from either latent or apparent defects, (vi) the Property’s fitness for any particular use or purpose, (vii) vices or defects in the Property, including all improvements located thereon, (viii) the Property’s income potential or operating expenses, (ix) environmental matters of any kind or nature whatsoever relating to the Property, and (x) any other matter or matters relating to the Property whether in the nature of redhibition, reduction or return of the purchase price, concealment, or any other theory of law. Purchaser further assumes the risk as to all vices and defects in the Property, including all improvements located thereon, whether those vices or defects are latent or not discoverable upon simple inspection, and including those vices or defects, knowledge of which would have deterred Purchaser from making the purchase.
     3. Purchaser (a) has had ample opportunity to fully inspect the Property, (b) has inspected the Property to the extent Purchaser desired, (c) is purchasing the Property in its present condition, (d) agreed to purchase the Property subject to any physical encroachments on the Property or any physical

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encroachments by improvements located on the Property onto adjacent property, and (e) to the fullest extent permitted by law waived and relinquished, and does hereby waive and relinquish, any and all rights to void the sale, to damages, or for a reduction or return of the purchase price on account of some latent or apparent vice or defect in the Property.
     4. The above terms and conditions have been fully explained to Purchaser, that Purchaser understands that Purchaser’s execution of this Act of Sale on such terms and conditions as are hereinabove set forth constitutes a full and complete waiver and release of Purchaser’s right to cancel, rescind, or void this Act of Sale in whole or in part, or to damages on grounds of redhibition or quantiminoris under Article 2520, et. seq., of the Louisiana Civil Code or under any other theory of law, for any reason whatsoever having to do with the title, condition, zoning, repair, nature, fitness for a particular purpose, peaceable possession, or quality of the Property, any vice or defect of the Property, or any other matter relating to the Property, now or in the future. In addition, Purchaser hereby waives the warranty imposed by Louisiana Civil Code Article 2476.
     5. Purchaser acknowledges that a portion of the Property which it is acquiring constitutes leasehold interests and, accordingly, Purchaser assumes and binds itself to the faithful performance of all the terms and conditions imposed on lessee under the ground leases creating said estates.
     All taxes due and eligible through and inclusive of the year 1992 are paid. Taxes for the current year have been prorated between Seller and Purchaser contemporaneously herewith, Purchaser assuming payment when due.

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     THUS DONE AND PASSED, in my office at Houston, Texas, on the day, month and year herein first above written, in the presence of the two undersigned competent witnesses, who hereunto sign their names with the said appearer and me, Notary, after reading of the whole.

WITNESSES:	DAG MANAGEMENT, INC.

/s/ Luise M. Perganda	BY:	/s/ Nathan E. Baker

Nathan E. Baker
	Its:	Vice President

/s/ [ILLEGIBLE]

/s/ [ILLEGIBLE] Notary Public My commission expires:
     THUS DONE AND PASSED, in my office at East Baton Rouge Parish, Baton Rouge, Louisiana, on the day, month and year herein first above written, in the presence of the two undersigned competent witnesses, who hereunto sign their names with the said appearer and me, Notary, after reading of the whole.

WITNESSES:	JAZZ ENTERPRISES, INC.

/s/ [ILLEGIBLE]	BY:	/s/ Mark R. Bradley

Mark R. Bradley
	Its:	Vice President
/s/ [ILLEGIBLE]

/s/ [ILLEGIBLE] Notary Public My commission expires at death.

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EXHIBIT “A”
AUTHORIZING RESOLUTION
DAG MANAGEMENT. INC.
     I, Luise M. Pergande, Assistant Secretary of DAG Management, Inc., a Colorado corporation (“Corporation”), hereby certify that the following resolution was adopted by Unanimous Written Consent of the Board of Directors of FIMSA, Inc., now known as DAG Management, to Action taken in Lieu of Meeting as of June 9, 1986, and that such resolution remains in force as of the date hereof:
RESOLVED, That either the chairman of the board, the president, any vice president, or the treasurer of the corporation, acting alone, with or without the seal of this Corporation, may
(a)	sign checks, drafts, notes, bills of exchange and orders for the payment or transfer of funds;

(b)	authorize the sale, and execute endorsements, assignments, transfers, stock powers, or other instruments of transfer, of stocks, bonds, and other securities and to endorse notes or other negotiable instruments, standing in the name of or owned by this Corporation; and

(c)	execute contracts, deeds, mortgages, pledge agreements, leases, and all other kinds of written instruments.
RESOLVED, FURTHER, That any of the above-described actions heretofore taken by any officer of this Corporation be, and hereby are, ratified, confirmed and approved.
DATED: September 2, 1993

/s/ Luise M. Pergande Luise M. Pergande
Assistant Secretary

Page 1 of 2 of Exhibit “A”

EXHIBIT “A”
OFFICER’S CERTIFICATE
DAG MANAGEMENT, INC.
     I, Luise M. Pergande, Assistant Secretary of DAG Management, Inc., a Colorado corporation (“Corporation”), hereby certify as follows:
That the Corporation is qualified to do business in the States of Texas and Louisiana;
Nathan E. Baker is a duly elected Vice President of the Corporation; and
That, pursuant to the Charter and Bylaws of the Corporation and resolutions duly adopted by the Board of Directors, Nathan E. Baker is authorized to execute contracts, deeds, mortgages, pledge agreements, assignments, leases and all other kinds of written documents, as Vice President, on behalf of the Corporation.
     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of this Corporation this 2nd day of September, 1993.

By:	/s/ Luise M. Pergande

Luise M. Pergande
Assistant Secretary

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§
     This instrument was acknowledged before me on this 2nd day of September, 1993, by Luise M. Pergande, Assistant Secretary of DAG Management, Inc., a Colorado corporation, on behalf of said corporation.

/s/ [ILLEGIBLE]

Notary Public in and for the State of Texas

Page 2 of 2 of Exhibit “A”

EXHIBIT C
TRACT I
Six certain lots or parcels of ground, together with all buildings and improvements thereon, situated in that part of the City of Baton Rouge known as Beauregard Town and designated on the plan thereof as LOTS 9 and 10 of SQUARE 10, and LOTS 1, 2, 3 and 4 of SQUARE 11 SOUTH, less and except that portion of lot 4, square 11 South, sold to the State of Louisiana by Act of Sale dated February 27, 1961, and recorded as original 17 of Bundle 4839 of the official records of East Baton Rouge Parish, Louisiana.
TRACT II
All of the right, title and interest of DAG Management, Inc., as assignee of the lessee’s interest, in the following described Contracts of Lease:
A. Lease dated April 26, 1982, recorded on April 28, 1982, as original 35 of Bundle 9493 in the records of the Clerk and Recorder of East Baton Rouge Parish, Louisiana, executed by Cohn-Gottlieb Realty Company, Inc., as lessor, to Catfish Town Properties, as lessee, covering Lots 1 and 2 of Square 4 South, Beauregard Town, Baton Rouge, Louisiana; and
B. Lease dated May 21, 1982, recorded on June 1, 1982, as original 810 of Bundle 9499 in the office of the Clerk and Recorder of East Baton Rouge Parish, Louisiana , executed by Cohn Realty, Inc. , as Lessor , or Catfish Town Properties, as lessee, covering Lots 9 and 10 of Square 9, Besuregard Town, Baton Rouge, Louisiana.
TRACT III-A
The perpetual right of use and occupancy in and to 12 tracts or parcels of land in the City of Baton Rouge, Louisiana, core fully described as:
1. Begin at the northwest corner of Lot 1, Square 4–5, Beauregard Town, and proceed 15 feet in a northerly direction along the east right-of-way of Front Street to a point and corner; theace proceed in an easterly direction & distance of 128 feet parallel to the north property lines of Lots 1 and 2. Square 4–5, Beauregard Town, to the right-of-way of St. James street projected, for point and corner: thence proceed in a southerly direction 15 feet to the northeast corner of Lot 2, Square 4–5 , Beauregard Town for point and corner: thence proceed in a vesterly direction along the north property lines of Lots 2 and 1, Square 4–5, a distance of 128 feet, to the point of beginning.

(Exhibit C)

2. Begin at the northwest corner of Lot 1. Square 11-5, Beauregard Town, and proceed in a northerly direction along the East right-of-way line of St. James Street, projected, I distance of 6 feet to a point and corner: chance proceed in an easterly direction 1 distance of 118 feet along a line parallel to the north property lines of lots 1,2,3 and 4 square 11-5. Beauregard Town, to a point which is 6 feet north of the north property line of Lot 4, Square 11-5. Beauregard Town; chance proceed 6 feet in a southeasterly direction to a point which is 6.62 feet west of the northeast corner of Lot 4; thence proceed in a westerly direction along the north property lines of Lot 4, a distance of 249.12 feet, to the point of beginning.
3. Begin at the southwest corner of Lac 1. Square 11-5, Beauregard Town, and proceed 15 feet in southerly direction along the right-of-way of St. James Street to a point and corner; thence proceed 256 feet in an easterly direction along a line parallel to the south property lines of Lots 1,2,3 and 4. Square 11-5, Beauregard Town, to the right-of-way line of St. Philip Street for a point and corner: chance proceed in a northerly direction along the west right-of-way line of St. Philip Street a distance of 15 feet to the southeast corner of Lot 4, Square 11-5. Beauregard Town, for point and corner; chance proceed in a westerly direction along the south property lines of lots 1,2,3 and 4. Square 11-5, a distance of 256 feet to the point of beginning.
4. Begin it the southwest corner of Lot 1, Square 4-5, Beauregard Town, and proceed 15 feet in a southerly direction along the right-of-way line of Front street to a point a corner: chance proceed 128 feet in an easterly direction along a line parallel to the south property lines of Lot 1 and 2, Square 4-5. Beauregard Town, to the right-of-way line of St. James Street for point and corner: chance proceed in a northerly direction a distance of 15 feet to the southeast corner of Lot 2. Square 4-5, Beauregard Town, for point and corner: chance proceeds in a westerly direction along the south property lines of Lots 1 and 2. Square 4-5, Beauregard Town, to the point of beginning.
5. Begin at the northwest corner of Lot 1. Square 10. Beauregard Town, and proceed 8/10 of one foot in a westerly direction along the right-of-way of France Street to a point and corner: chance proceed in a southerly direction a distance of 128 feet along a line parallel to the west property lines of lots 1 and 2. Square 10. Beauregard Town, to a point and corner: chance proceed in an easterly direction 8/10 of one foot to the southwest corner of Lot 2. Square 10. Beauregard Town: chance proceed in a northerly direction 128 feet along the west property lines of Lots 1 and 2. Square 10. Beauregard Town, to the point of beginning.

(Exhibit C)

6. Begin at the southeast corner of Lot 2. Square (ILLEGIBLE) Beaurasard Town. and proceed in a southerly direction along the extension of the right-of-way of St. James Street a distance of 15 feet to a point and corner: thence proceed in an easterly direction a distance of 53 1/3 feet to a point and corner: thence proceed in a northerly directional distance of 15 feet to the Southwest corner of Lot 1 Square 11-5, Beauresard Town, for point; thence continue in a northerly direction a distance of 112.67 feet along the east right-of-way of St. James Street projected, to a point and corner; thence proceed in a westerly direction a distance of 53 1/3 feet parallel to the south right-of-way of Old Government Street to a point and corner; thence proceed in a southerly direction along the west right-of-way of St. James Street. projected, a distance of 112.67 feet, to the point of beginning.
7. All of St. James Street bounded on the North by the South right-of-way of France Street. on the South by the North right-of-way of South Boulevard, on the East by square 8, Square 9 and Square 10 of Beaurasard Town and Mayflower and Europe Streets. and on the West by Square 5. Square 6 and Square 7 of Beaurasard Town and Mayflower. and the western (revoked) portion of Europe Street.
8. All of Europe Street from the East right-of-way line of St. James Street to the West right-of-way line St. Philip Street.
9. Mayflovar (formerly Asia) Street from the East right-of-way line of Front Street to the West right-of-way line of St. James Street.
10. Mayflower (Formerly Asia) Street. From the intersection of the East right-of-way line of St. James Street and the South line of Mayflower Street. for the point of beginning; thence easterly along the South right-of-way line of Mayflower Street for a distance of 25 feet; thence in a northerly direction a distance of 53.41 feet to the North right-of-way line of Mayflower Street. for point and corner; thence in a westerly direction along the North right-of-way line of Mayflower Street (ILLEGIBLE) feet to point and corner, being the intersection of the East right-of-way line of St. James Street and Mayflower Street; thence in a southerly direction a distance of 53.33 feet. to the point of beginning.
11. The eastern 33.3 feet of Front or Hatchaz Street, bounded on the South by the North right-of-way line of South Boulevard and on the (ILLEGIBLE) by a line beginning 38.33 feet North of the intersection of the South right-of-way line of France Street and East right-of-way of Front of Hatchez Street and extending in a westerly direction into the right-of-way of Front or Hatchez Street a distance of 33.3 feet. and bounded on the East by Squares 5. 6 and 7 and Mayflower and Frances Streets, and on the West by the western 20 feet of Front or Hatchez Street.

(Exhibit C)

12. The South 38.33 feet of France Street, from the East right-of-way line of front or [ILLEGIBLE] Street to the West right-of-way line of St. [ILLEGIBLE] Street, and being bounded on the South by Lot 1 of Square 5 and Lots 1 and 10 of square 10 of [ILLEGIBLE] Town, and on the North by the northern 15 feet of France Street; it being understood that this servitude as to France Street and Front or [ILLEGIBLE] Street shall be subject to the condition that the said affected area of France Street and of Front or [ILLEGIBLE] Street shall remain open to the public for [ILLEGIBLE] and vehicular traffic.
The predial servitude establishing such right of use and occupancy runs in favor of Tracts I and II, above, as well as in favor of any other lots or portions thereof previously owned or leased by Allied Bank of Texas, as successor to Catfish Town Properties (A Louisiana Partnership in Commendam) and Catfish Town II (A Louisiana Partnership in Commendam) situated in Squares 4-S, 5, 6, 7, 8, 9, 10, and 11-S, east of Front or Natchez Street, of that portion of Beauregard Town commonly known as Catfish Town.
Tract IV
A certain parcel of land located in the southeast corner of Lot 2, Square 10 Beauregard Town, Baton Rouge, Louisiana, being designated as “Lot 2 Chiller Property” as shown on a “Map of Lot 2 Square 10 Beauregard Town” by M. Gregory Breaux, P.L.S., dated February 11, 1993, attached to that certain Act of Exchange, recorded on March 24, 1993 as Original 743 of Bundle 10388 in the records of the Clerk and Recorder of East Baton Rouge Parish, Louisiana executed by DAG Management, Inc. and NAB Asset Corporation, and being more particularly described as follows:
Commence at the intersection of the southerly right-of-way line of France Street and the westerly right-of-way line of St. Phillip Street marked by a “+” in concrete; thence, proceed [ILLEGIBLE] 59 46' 30" W 128 feet along the southerly right-of-way line of France Street to a nail in asphalt marking the northeast corner of Lot 1; thence, proceed S 0 00' 00" E 107.08 feet along the common line between Lots 1 and 2 and Lots 9 and 10 to an iron pipe being the Point of Beginning; thence, proceed S 0 00' 00" E 20.92 feet along the common line between Lots 2 and 9 to the southeast corner of Lot 2; thence, proceed N 89 46' 30" W 32.12 feet along the common line between Lots 2 and 3; thence, proceed N 0 18' 31" E 20.94 feet to an iron pipe; thence, proceed S 89 44' 18" E 32.00 feet to an iron pipe being the Point of Beginning, said parcel containing 671 Sq. Ft.
Tracts I, II, III and IV being the same property acquired by CAG Management, Inc. by act recorded on May 29, 1990, as original 190, Bundle 10153, in the records of the Clerk of Court of East Baton Rouge Parish, Louisiana, and by Act of Exchange recorded on March 24, 1993 as Original 743, Bundle 10388 of the aforesaid records.

(Exhibit C)

498
GRIG 408 RHCL 10436

FILED AND RECORDED
EAST BATON ROUGE PARISH, LA.

1993 SEPT 08 PM 04:18:25
FIL BK FOLIO
DOUG WELBORN
CLERK OF COURT & RECORDER

CERTIFIED TRUE COPY
BY

DEPUTY CLERK & RECORDER